UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 26, 2013

GOLD PARTY PAYDAY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3189 Pepperhill Road
Lexington, Kentucky	40502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (859) 552-6204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Gold Party Payday, Inc.

November 26, 2013

Item 8.01.	Other Events

Investors and others should note that we use social media to communicate with our subscribers and the public about our company, our services, our industry and other matters. Any information that we consider to be material to an evaluation of our company will be included in filings on the SEC’s EDGAR website, and may also be disseminated through press releases. However, we encourage investors, the media and others interested in our company to also review the social media channel listed below, where we may also post important information about our company:

Twitter Page (https://twitter.com/AuPartyPayday).

This list may be updated from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD PARTY PAYDAY, INC.

Date: November 26, 2013	By:	/s/ Tatum L. Morita
Tatum L. Morita, President, Chief Executive Officer and Chief Financial Officer